EXHIBIT 10.33

MADISON GAS AND ELECTRIC COMPANY

DEFINED CONTRIBUTION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

PARTICIPATION AGREEMENT

Name of Participant: ____________________________________________________

Effective Date of Participation: _____________, 20___

The Company has designated the undersigned employee as a Participant in the above Plan. In consideration of his or her designation as a Participant, the undersigned employee hereby agrees and acknowledges as follows:

1.

That he or she has received a copy of the Plan, as currently in effect;

2.

That he or she agrees to be bound by all of the terms and conditions of the Plan, and to perform any and all acts required from him or her thereunder;

3.

That he or she has the right to designate the Beneficiary or Beneficiaries, and thereafter to change the Beneficiary or Beneficiaries, of any death benefit payable under the Plan, by completing and delivering to the Company a Beneficiary Designation in the form specified by the Plan Administrator.

4.

That the attached Appendix A includes all variable provisions applicable under the Plan.

IN WITNESS WHEREOF, this Participation Agreement has been duly executed as of the Participation Date.

MADISON GAS AND ELECTRIC COMPANY

_____________________________

By:

Its:

I hereby accept becoming a Participant in the Plan as described in this Participation Agreement, and I agree to be bound by the terms of the Plan and this Participation Agreement.   I hereby agree that all of the decisions and determinations of the Company with respect to the Plan shall be final and binding.

PARTICIPANT:

_____________________________

[NAME]

APPENDIX A - ______________________________

[NAME]

Compensation

$[ ]

Compensation Scale

[ ]%

Normal Retirement Age

[ ]

Form of Payment

[ ]

Payment Annuity Factor

[ ]

Interest (Credited Annually on Determination

Date):

[ ]%

Contribution Percentage:

Years of Participation	Contribution Percentage
Years [] through []	[]%
Years [] through []	[]%
Years [] and Beyond	[]%